                                                                   EXHIBIT 10.31


                               CAPITAL ASSOCIATES



                                 LEASE AGREEMENT


                                 by and between



                     PHOENIX LIMITED PARTNERSHIP OF RALEIGH

                                    LANDLORD

                                       and

                         HIGH SPEED NET SOLUTIONS, INC.

                                     TENANT

                            Dated as of: 10-15, 1999






                (C)1999 Capital Associates. All rights reserved.

                                 LEASE AGREEMENT

         THIS LEASE AGREEMENT (this "Lease") is made and entered into on this 15th day of October, 1999, by and between PHOENIX LIMITED PARTNERSHIP OF RALEIGH, a Delaware limited partnership ("Landlord") and HIGH SPEED NET SOLUTIONS, INC., a Florida corporation ("Tenant"), on the terms and conditions set forth below.

                           ARTICLE 1 - LEASED PREMISES

         1.01     LEASED PREMISES.

         Landlord leases to Tenant and Tenant leased from Landlord the space (the "Leased Premises") set forth in Subsections (a) and (b) of the Basic Lease Provisions below and shown on the floor plan(s) attached hereto as EXHIBIT A-1 upon the terms and conditions set forth in this Lease. The office building in which the Leased Premises are located, the land on which the office building is located (described on EXHIBIT A-2 attached hereto), the parking facilities and all improvement and appurtenances to the building are collectively referred to as the "Building". The Building and any larger complex of which the Building is a part are collectively referred to as the "Project".

                       ARTICLE 2 - BASIC LEASE PROVISIONS

         2.01     BASIC LEASED PROVISIONS.

         The following provisions as set forth various basic terms of this Lease and are sometimes referred to as the "Basic Lease Provisions".

                  (a)  Building Name:                     Two Hannover Square
                       Address:                           434 Fayetteville Street Mall
                                                          Raleigh, North Carolina  27601

                  (b)  Floor(s)                           Twenty-first
                       Suite #                            2120
                       Square Feet Area:                  1,911

                  (c)  Total Area of Building             444,051 square feet

                  (d)  Annual Base Rent:                  $31,053.72 ($16.25 per square foot)
                       Monthly Base Rent:                 $2,587.81

                  (e)  Base Operating Expense Factor:     1999 actual Operating Expenses
                                                          per square foot

                  (f)  Parking:                           4 parking spaces per 1,000 square
                                                          feet of space
                       Monthly Rent per Parking Space:    see EXHIBIT I

                  (g)  Term:                              5 Year(s)     0 Month(s)     0 Day(s)

                  (h)  Target Commencement Date:              October 1, 1999
                       Target Expiration Date:                September 30, 2004


(See EXHIBIT B for confirmation of the actual Commencement Date and Expiration Date of this Lease.)

                  (i)  Intentionally deleted

                  (j)  Permitted Use:                         General business office, computer software
                                                              development, sales and administration

                  (k)  Addresses for notices and other communications under this Lease:

                  LANDLORD                                    TENANT
                  --------                                    ------

                  Phoenix Limited Partnership of Raleigh      High Speed Net Solutions, Inc.
                  c/o Capital Associates                      Two Hannover Square
                  Two Hannover Square                         434 Fayetteville Street Mall,
                  434 Fayetteville Street Mall,               Suite 2120
                  Suite 1510                                  Raleigh, North Carolina  27601
                  Raleigh, North Carolina  27601              Attn:  Alan Kleinmaier

                  (l)  Broker:                                Capital Associates
                       Co-Broker:                             None

                         ARTICLE 3 - TERM AND POSSESSION

         3.01     TERM.

         This Lease shall be and continue in full force and effect for the term set forth in Subsection 2.01(g). Subject to the remaining provisions of this Article, the Term shall commence on the Target Commencement Date shown in Subsection 2.01(h) and shall expire without notice to Tenant, on the Target Expiration Date shown in Subsection 2.01(h); provided, however, that if the Commencement Date is other than the first (1st) day of the month, the Expiration Date shall nevertheless be the last day of the last month of the Term. Such term, as it may be modified, renewed and extended, in accordance with EXHIBIT G herein, is herein called the "Term".

         3.02     COMMENCEMENT.

         Subject to Section 3.03 hereof, if on the Target Commencement Date any of the work described in this Lease that is required to be performed by Landlord at Landlord's expense to prepare the Leased Premises for occupancy has not been substantially completed, or if Landlord is unable to tender possession of the Leased Premises to Tenant on the specified date due to any other reason beyond the reasonable control of Landlord, the hereinafter defined Commencement Date (and commencement of installments of Base Rent) shall be postponed until the work to be performed in the Leased Premised at Landlord's expense is substantially completed, and the postponement shall operate to extend the Expiration Date in order to give full effect to the stated duration of the Term. The deferment of installments of Base Rent shall be Tenant's exclusive remedy for postponement of the Commencement Date, and Tenant shall have no, and waives any, claim against Landlord because of any such delay.

         3.03     TENANT'S DELAY.

         No delay in the completion of the Leased Premises resulting from delay or failure on the part of Tenant in furnishing information or other matters required in this Lease, and no delay resulting from the completion of work, if any, that is to be performed at Tenant's expense pursuant to this Lease, shall delay the Commencement Date, Expiration Date or commencement of payment of Rent (as defined in Subsection 4.02 below).

         3.04     TENANT'S POSSESSION

         If, prior to the Commencement Date, Tenant shall enter into possession of all or any part of the Leased Premises, the Term, the payment of monthly installments of Base Rent and all other obligations of Tenant to be performed during the Term shall commence on, and the Commencement Date shall be deemed to be, the date of such entry; provided, no such early entry shall operate to change the Expiration Date.

         3.05     CONFIRMATION OF DATES.

         Tenant shall confirm its acceptance of the Leased Premises by execution of the Acceptance of Leased Premises Memorandum attached hereto as EXHIBIT B. If either the actual commencement date ("Commencement Date") or actual expiration date ("Expiration Date") are different from the Target Commencement Date and the Target Expiration Date, respectively set forth in Subsection 2.01(h), Landlord and Tenant shall execute an amendment to the Lease setting forth such actual date. If such amendment is not executed, the Commencement Date and Expiration Date shall be conclusively deemed to be the Target Commencement Date and the Target Expiration Date set forth in Subsection 2.01(h).

         3.06     HOLDOVER.

         If Tenant shall remain in possession of the Leased Premises after the expiration or earlier termination of this Lease, Tenant shall be deemed a tenant-at-sufferance, terminable at any time on one (1) days' notice, and shall pay daily rent at double the per day Rent payable with respect to the last full calendar month immediately prior to the end of the Term or termination of this Lease, but otherwise shall be subject to all of the obligations of Tenant under this Lease. Tenant shall indemnify Landlord (i) against all claims for damages by any other tenant to whom Landlord may have leased all or any part of the Leased Premises effective upon the termination or expiration of this Lease, and
(ii) for all other losses, costs and expenses, including consequential damages and reasonable attorneys' fees, sustained or incurred by reason of such holding over.

                      ARTICLE 4 - RENT AND SECURITY DEPOSIT

         4.01     BASE RENT.

         Tenant agrees to pay to Landlord rent ("Base Rent") throughout the Term in the amount of the Annual Base Rent set forth in Subsection 2.01(d), subject to adjustment as provided in this

Lease. Base Rent shall be payable in monthly installments in the amount set forth in Subsection 2.01(d) ("Monthly Base Rent") in advance and without demand, deduction or set-off, on the first day of each and every calendar month during the Term. If the Commencement Date is not the first day of a month, Tenant shall be required to pay on the Commencement Date a pro rata portion of the Monthly Base Rent for the first partial month of the Term.

         4.02     PAYMENT OF RENT.

         As used in this Lease, "Rent" shall mean the Base Rent, Additional Rent (defined below) and all other amounts required to be paid by Tenant in this Lease. The Rent shall be paid at the times and in the amounts provided herein in legal tender of the United states of America to Landlord at its address specified in Subsection 2.01(k) above or at such other address as Landlord may from time to time designate in writing. The Rent shall be paid without notice, demand, abatement, deduction or offset except as may be expressly set forth in this Lease.

         4.03     ADDITIONAL RENT.

         The term "Additional Rent" shall mean the total of the "Operating Expense Adjustment", the "Cost of Living Adjustment", as such terms are defined below, and any other amounts in addition to Base Rent which Tenant is required to pay to Landlord under this Lease.

         4.04     OPERATING EXPENSE ADJUSTMENT.

         If the Expense (defined below) for the Building for any calendar year, expressed on a per square foot basis, exceed the Base Operating Expense Factor specified in Subsection 2.01(e), Tenant shall pay to Landlord increased Rent (an "Operating Expense Adjustment") in an amount equal to the product of such excess times the square feet of the Leased Premises as stated in Subsection 2.01(b). The Operating Expense Adjustment shall be payable in monthly installments on the first day of each calendar month based on Landlord's estimate of the Operating Expenses for the then current calendar year. Landlord may at any time give Tenant written notice specifying Landlord's estimate of the Operating Expenses for the then current calendar year or the subsequent calendar year and specifying the Operating Expense Adjustment to be paid by Tenant for each such year. Within one hundred twenty (120) days after the end of each calendar year, Landlord shall give written notice to Tenant specifying the actual Operating Expenses for the prior calendar year and any necessary adjustment to the Operating Expense Adjustment paid by Tenant for that calendar year. Tenant shall pay any deficit amount to Landlord within fifteen (15) days after receipt of Landlord's written notice. Any excess payment by Tenant for the prior calendar year shall reduce the Operating Expense Adjustment for the following year. The provisions of this paragraph shall survive the cancellation or termination of this Lease.

         The term "Operating Expenses" shall mean, except as otherwise specified in this definition, all expenses, costs, and disbursements of every kind and nature, computed on an accrual basis, which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Building, or Landlord's efforts to reduce Operating Expenses, including without limitation: (1) wages and salaries of all employees to an extent commensurate with such employees' involvement in the operation, repair, replacement, maintenance, and security of the Building, including, without limitation, amounts attributable to the employer's Social Security Tax, unemployment taxes, and insurance, and any other amount which may be levied on such wages and salaries, and the costs of all insurance and other employee benefits related thereto; (2) all supplies and materials used in the operation, maintenance, repair, replacement and security of the Building; (3) the rental costs of any and all leased capital improvements and the annual costs of any and all capital improvements made to the Building which, although capital in nature, can reasonably be expected to reduce the normal operating costs of the Building, to the extent of the lesser of such expected reduction in operating expenses or the annual cost of such capital improvements, as well as all capital improvements made in order to comply with any legal requirement hereafter promulgated by any government authority relating to the environment, energy, conservation, public safety, access for the disabled or security, as amortized over the useful life of such improvements by Landlord for federal income tax purposes; (4) the cost of all utilities, other than the cost of electricity supplied to tenants of the Building which is separately metered and reimbursed to Landlord by such tenants; (5) the costs of all maintenance and service agreements with respect to the operation of the Building or any part thereof, including, without limitation, management fees, alarm service, equipment, window cleaning, elevator maintenance, landscape maintenance and parking area maintenance and operation; (6) the costs of all insurance relating to the Building, including without limitation, casualty and liability insurance applicable to the Building and Landlord's personal property used in connection therewith; (7) all taxes and assessments and government charges, whether federal, state, county, or municipal, and whether by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, including all taxes levied or assessed against or for leasehold improvements and any other taxes and assessments attributable to the Building and/or the operation thereof, together with the reasonable costs (including attorneys, consultants and appraisers) of any negotiation, contest or appeal pursued by Landlord in an effort to reduce any such tax, assessment or charge, excluding, however, federal and state taxes on Landlord's income, but including all rental, sales, use and occupancy taxes or other similar taxes, if any, levied or imposed by any city, state, county, or other governmental body having jurisdiction; and
(8) the cost of all repairs, replacements, removals and general maintenance with respect to the Building. Specifically excluded from Operating Expenses are expenses for capital improvements made to the Building, other than capital improvements described in clause (3) of this definition and except for items which, through capital for accounting purposes, are properly considered maintenance and repair items, such as painting of common areas, replacement of carpet in elevator lobbies and like items; expenses for repair, replacement and general maintenance paid by proceeds of insurance or by Tenant or other third parties; alterations attributable solely to tenants of the Building other than Tenant; depreciation of the Building; leasing commissions; and federal and state income taxes imposed on Landlord.

         If, during all or part of any calendar year, the Building is less than 95% occupied, or if Landlord is providing less than 95% of the Building with any item or items of work or service which would constitute an Operating Expense hereunder, then the amount of the Operating Expenses for such period shall be adjusted to include any and all items enumerated under the definition of Operating Expenses set forth in this Subsection which Landlord reasonably determines Landlord would have incurred if the Building had been at least 95% leased and occupied with all tenant improvements constructed or if Landlord has been providing such item or items of work or service to at least 95% of the Building. If the actual occupancy of the

Building is between 95% and 100%, then the actual occupancy percentage shall be used for this computation.

         4.05     COST OF LIVING ADJUSTMENT.

         At the end of each Lease year during the Term, the Monthly Base Rent for the following Lease year shall be increased in accordance with the following formula:

         (Annual Base Rent for the current Lease year x 1.03) / by twelve = Monthly Base Rent for the following Lease year.

         The resulting figure will be the Monthly Base Rent for the following year, and Tenant shall adjust its payments of Monthly Base Rent accordingly beginning on the first day of the first month in the following Lease year.

         4.06     INTENTIONALLY DELETED.

         4.07     LATE CHARGE.

         If Tenant fails or refuses to pay any installment of Rent when due, Landlord, at Landlord's option, shall be entitled to collect a late charge of five percent (5%) of the amount of the late payment to compensate Landlord for the additional expense involved in handling delinquent payments and not as interest; provided, however, that Tenant shall be entitled to one (1) late payment of Rent in each calendar year of the Term, which late payment shall not be subject to a late charge hereunder so long as the Rent then due is paid within five (5) days of the due date. If the payment of a late charge required by this Section is found to constitute interest notwithstanding the contrary intention of Landlord and Tenant, the late charge shall be limited to the maximum amount of interest that lawfully may be collected by Landlord under applicable law, and if any payment is determined to exceed such lawful amount, the excess shall be applied to any unpaid Rent then due and payable hereunder and/or credited against the next succeeding installment of Rent payable hereunder. If all Rent hereunder has been paid in full, any excess shall be refunded to Tenant. Tenant shall reimburse Landlord for any processing fees charged to Landlord as a result of Tenant's checks having been returned for insufficient funds.

                              ARTICLE 5 - SERVICES

         5.01     SERVICES.

         Landlord shall furnish Tenant while occupying the Leased Premises:

         (a) Subject to curtailment as required by governmental laws, rules or regulations, central heat and air conditioning in season, at such times as Landlord normally furnishes these services to other tenants in the Building and at such temperatures and in such amounts as are considered by Landlord to be standard, but such service on Saturday afternoons, Sundays and holidays to be furnished only upon request of Tenant, who shall bear the entire cost thereof as provided in EXHIBIT F attached hereto; elevator service; and routine maintenance and electric lighting service for all public areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be standard. Landlord will furnish janitor service on a five (5) day week basis at no extra charge. Failure by Landlord to any extent to furnish these services, or any cessation thereof, resulting from causes beyond the control of Landlord, shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from its obligation to fulfill any covenant or agreement thereof. Should any of Landlord's equipment or machinery break down, or for any cause cease to function property, Landlord shall use reasonable diligence during normal business hours to repair same promptly, but Tenant shall have no claim for rebate of rent or damages on account of any interruptions in service occasioned thereby or resulting therefrom.

         (b) Proper electrical facilities to furnish sufficient power for personal computers, fax machines, desktop computer printers, calculating machines and other machines of similar low electrical consumption, but no including electricity required for electronic data processing equipment which (singly) consumes more than 0.25 kilowatts per hour at a rated capacity or requires a voltage other than 120 volts single phase. Tenant shall pay to Landlord, monthly as billed, such charges as may be separately metered or as Landlord's engineer shall reasonably compute for any electrical service usage in excess of that stated above. If Tenant uses any heat generating machines, equipment, fixtures or other devices of any nature whatsoever in the Leased Premises which effect the temperature otherwise maintained by the building standard air conditioning. Tenant shall pay the additional cost necessitated by Tenant's use of such machines, equipment, fixtures or other devices, including the cost of installation of any necessary additional air conditioning equipment and the cost of operation and maintenance thereof.

                          ARTICLE 6 - USE AND OCCUPANCY

         6.01     USE.

         The Leased Premises are to be used and occupied by Tenant (and its permitted assignees, subtenants, invitees, customers, and guests) solely for the purpose specified in Subsection 2.01(j) with no more than one (1) person per two hundred (200) square feet of space; provided, however, the Tenant may change such purpose upon Landlord's prior written agreement. Tenant agrees not to occupy or use, or permit any portion of the Leased Premises to be occupied or used for any business or purpose which is unlawful, disreputable or deemed to be extra-hazardous on account of fire or exposure to or interference from electromagnetic rays and/or fields, or permit anything to be done which would in any way increase the rate of insurance coverage on the Building and/or its contents. Tenant further agrees to conduct its business and control its agents, employees, invitees and visitors in such manner as not to create any nuisance, or interfere with, annoy or disturb any other tenant or Landlord in its operation of the Building.

         6.02     CARE OF THE LEASED PREMISES.

         Tenant shall no commit or allow to be committed any waste or damage to any portion of the Leased Premises or the Building and, at the termination of this Lease, by lapse of time or otherwise, Tenant shall deliver up the Leased Premises to Landlord in as good a condition as existed on the date of possession by Tenant, ordinary wear and tear excepted. Upon such termination of this Lease. Landlord shall have the right to re-enter and resume possession of the Leased Premises.

         6.03     ENTRY FOR REPAIRS AND INSPECTION.

         Tenant shall permit Landlord and its contractors, agents and representatives to enter into and upon any part of the Leased Premises at all reasonable hours to inspect and clean the same, make repairs, alterations and addition thereto, show the same to prospective tenants or purchasers, and for any other purpose as Landlord may deem necessary or desirable. Tenant shall not be entitled to any abatement or reduction of Rent by reason of any such entry. In the event of an emergency when entry to the Leased Premises shall be necessary, and if Tenant shall not be personally present to open and permit entry into the Leased Premises, Landlord or Landlord's agent may enter the same by master key, code, card or switch, or may forcibly enter the same, without rendering Landlord or such agents liable therefor, and without, in any manner, affecting the obligations and covenants of this Lease.

         6.04     COMPLIANCE WITH LAWS; RULES OF BUILDING.

         Tenant shall comply with an Tenant shall cause its visitors, employees, contractors, agents and invitees to comply with, all laws, ordinances, orders, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction thereof) relating to the use, condition or occupancy of the Leased Premises, including, without limitation, all local, state and federal environmental laws, and the rules of the Building reasonably adopted and altered by Landlord from time to time, all of which Building rules will be sent by Landlord to Tenant in writing and shall thereafter be carried out and observed by Tenant, its employees, contractors, agents, invitees and visitors. The initial rules of the Building are attached hereto EXHIBIT D.

         6.05     ACCESS TO BUILDING.

         Subject to Landlord's security measures and the terms and conditions set forth below in this Lease, Tenant and its employees shall have access to the Building and the Leased Premises twenty-four (24) hours a day, three hundred sixty-five (365) days per year. Landlord shall have the right to limit access to the Building after normal business hours; provided, Landlord shall have no responsibility to prevent, and shall not be liable to Tenant for, and shall be indemnified by Tenant against, liability and loss to Tenant, its agents, employees and visitors, arising out of losses due to theft, burglary and damage and injury to persons and property caused by persons gaining access to the Building or Leased Premises, and Tenant waives and releases Landlord from all liability relating thereto. Landlord expressly reserves the right in its sole discretion, to temporarily or permanently change the location of, close, block and otherwise alter any entrances, corridors, skywalks, tunnels, doorways and walkways leading to or providing access to the Building or any part thereof and otherwise restrict the use of same provided such activities do not unreasonably impair Tenant's access to the Leased Premises. Landlord shall not incur any liability whatsoever to Tenant as a consequence thereof. Such activities shall not be deemed to be a breach of any of Landlord's obligations hereunder. Landlord agrees to exercise good faith in notifying Tenant a reasonably time in advance of any alterations, modifications or other actions of Landlord under this Section.

         6.06     PEACEFUL ENJOYMENT.

         Landlord covenants that Tenant shall and may peacefully have, hold and enjoy the Leased Premises without interference from any party claiming by or through Landlord, subject to the terms of this Lease, provided Tenant pays the Rent and other sums required to be paid by Tenant and performs all of Tenant's covenants and agreements herein contained. It is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownership of Landlord's interest in the Building. Landlord shall not be responsible for the acts or omissions of any other tenant or third party that may interfere with Tenant's use and enjoyment of the Leased Premises; provided, however, that Landlord shall use its best efforts to enforce the rules and regulations of the Building.

         6.07     RELOCATION.

         Landlord shall have the option to relocate the Tenant to alternative space in the Project in accordance with this Section. The alternative space shall be of comparable size to the Leased Premises, or larger. Landlord shall give Tenant not less than sixty (60) days prior written notice of any such relocation, which notice shall include the date on which Tenant shall be required to relocate or move and a description of the space to which Tenant will be relocated. Landlord shall pay all out-of-pocket costs and expenses of relocating Tenant, including the cost of reconstruction of all Tenant furnished and Landlord furnished improvements. In the event of such relocation, the alternative space shall be deemed the Leased Premises hereunder and this Lease shall continue in full force and effect without any change in the other terms and conditions hereof; provided, however, that upon Landlord's request, Tenant shall execute an amendment to this Lease substituting such alternative space for the space previously occupied by Tenant.

                ARTICLE 7 - CONSTRUCTION ALTERATIONS AND REPAIRS

         7.01     CONSTRUCTIONS.

         Tenant has had an opportunity to inspect and satisfy itself as to the condition of the Leased Premises and accepts the Leased Premises "AS IS", "WHERE IS" and "WITH ALL FAULTS".

         7.02     ALTERATIONS.

         Tenant shall make no alterations, installations, additions or improvements in, on or to the Leased Premises without Landlord's prior written consent. All such work shall be designed and made in a manner, and by architects, engineers, workmen and contractors, satisfactory to Landlord. All alterations, installations, additions and improvements (including, without limitation, paneling, partitions, millwork and fixtures) made by or for Tenant to the Leased Premises shall remain upon and be surrendered with the Leased Premises and become the property of Landlord at the expiration or termination of this Lease or the termination of Tenant's right to possession of the Leased Premises; provided, Landlord may require Tenant to remove any or all of such items that are not Building standard upon the expiration or termination of this Lease or the termination of Tenant's right to possession of the Leased Premises in order to restore the Leased Premises to the condition existing at the time Tenant took possession. Tenant shall bear the costs of removal of Tenant's property from the Building and of all resulting repairs thereto. All work performed by Tenant with respect to the Leased Premises shall: (a) not alter the exterior appearance of the Building or adversely affect the structure, safety, systems or services of the Building; (b) comply with all Building safety, fire and other codes and governmental and insurance requirements; (c) not result in any usage in excess of Building standard of water, electricity, gas, heating, ventilating or air conditioning, (either during or after such work) unless prior written arrangements satisfactory to Landlord are entered into; (d) be completed promptly and in a good and workmanlike manner;
(e) be performed in such a manner that does not cause interference or disharmony with any labor used by Landlord, Landlord's contractors or mechanics or by any other tenant or such other tenant's contractors or mechanics; and (f) not cause any mechanic's, materialman's or other similar liens to attach to Tenant's leasehold estate. Tenant shall not permit, or be authorized to permit, any liens (valid or alleged) or other claims to be asserted against Landlord or Landlord's rights, estates and interest with respect to the Building or this Lease in connection with any work done by or on behalf of Tenant, and Tenant shall indemnify and hold Landlord harmless against any such liens.

         7.03     REPAIRS BY LANDLORD.

         Unless otherwise expressly stipulate herein, Landlord shall not be required to make any improvements or repairs of any kind or character to the Leased Premises during the Term, except such repairs to Building standard improvements as may be deemed necessary by Landlord for normal maintenance operations. Non-Building standard leasehold improvements will, at Tenant's written request, be maintained by Landlord at Tenant's expense, at a cost or charge equal to the costs incurred in such maintenance plus an additional charge of fifteen percent (15%). Notwithstanding any provisions of this Lease to the contrary, all repairs, alterations or additions to the base Building and its systems (as opposed to those involving only Tenant's leasehold improvements), and all repairs, alterations and additions to Tenant's non-Building standard leasehold improvements which affect the Building's structural components or major mechanical, electrical or plumbing systems, made by, for or on behalf of Tenant and any other tenants in the Building shall be made by Landlord or its contractor only, and, if on behalf of Tenant, shall be paid for by Tenant in an amount equal to Landlord's costs plus fifteen percent (15%). Landlord shall not be liable to Tenant, except as expressly provided in this Lease, for any damage or inconvenience, and Tenant shall not be entitled to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Landlord under this Lease.

         7.04     REPAIRS BY TENANT.

         Tenant shall, at its own cost and expense, repair or replace any damage or injury done to its leasehold improvements or any other part thereof caused by Tenant or Tenant's agents, contractors, employees, invitees, and visitors. If Tenant fails to make such repairs or replacements to its leasehold improvements promptly, Landlord may, at its option, make such repairs or replacements, and Tenant shall repay the cost thereof plus a charge of fifteen percent (15%) to the Landlord on demand. Any damage or injury to the Leased Premises or the base Building and its systems (as opposed to those involving only Tenant's leasehold improvements) and any damage or injury to Tenant's leasehold improvements which affects the Building's structural components or major mechanical, electrical or plumbing systems caused by Tenant, its agents, contractors, employees, invitees and visitors, shall be repaired by replaced by Landlord, but at Tenant's expense plus a charge of fifteen percent (15%).

           ARTICLE 8 - CONDEMNATION, CASUALTY, INSURANCE AND INDEMNITY

         8.01     CONDEMNATION.

         If all or substantially all of the Leased Premises is taken by virtue of eminent domain or for any public or quasi-public use or purpose, this Lease shall terminate on the date the condemning authority takes possession. If only a part of the Leased Premises is so taken, or if a portion of the Building not including the Leased Premises is taken, this Lease shall, at the election of Landlord, either (i) terminate on the date the condemning authority takes possession by given notice thereof to Tenant within thirty (30) days after the date of such taking of possession or (ii) continue in full force and effect as to that part of the Leased Premises not so taken and Rent with respect to any portion of the Leased Premises taken or condemned shall be reduced or abated on a square footage basis. All proceeds payable from any taking or condemnation of all or any portion of the Leased Premises and the Building shall belong to and be paid to Landlord, and Tenant hereby expressly assigns to Landlord any and all right, title and interest of Tenant now or hereafter arising in and to any such awards. Tenant shall have no, and waives any, claim against Landlord and the Condemnor for the value of any unexpired term.

         8.02     DAMAGES FROM CERTAIN CAUSES.

         Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition order of governmental body or authority, or any cause beyond Landlord's control, or for any damage or inconvenience which may arise through repair or alteration of any of the Building.

         8.03     FIRE CLAUSE.

         In the event of a fire or other casualty in the Leased Premises, Tenant shall immediately give notice thereof to Landlord. If the Leased Premises or any portion of the Building is damaged by fire or other casualty, Landlord shall have the right to terminate this Lease or to repair the Leased Premises with reasonable dispatch, subject to delays resulting from adjustment of the loss and any other cause beyond Landlord's reasonable control; provided, Landlord shall not be required to repair or replace any furniture, furnishings or other personal property which Tenant may be entitled to remove from the Leased Premises or any installations in excess of Building standard. Until Landlord's repairs are completed the Rent shall be abated in proportion to the portions of the Leased Premises, if any which are untenantable or unsuited for the conduct of Tenant's business. Notwithstanding anything contained in this Section Landlord shall only be obligated to restore or rebuild the Leased Premises to a Building standard condition and Landlord shall not be required to expend more funds than the amount received by Landlord from the proceeds of any insurance carried by Landlord.

         8.04     TENANT'S INSURANCE POLICIES.

         Tenant shall, at its expense, maintain (i) standard fire and extended coverage insurance on all of its personal property including removable trade fixtures, located in the Leased Premises and on its non-Building standard leasehold improvements and all other additions and improvements (including fixtures) made by Tenant; (ii) a policy or policies of comprehensive general liability insurance, such insurance to afford minimum protection (which may be effected by primary and/or excess coverage) of not less than $2,000,000.00 for personal injury or death in any one occurrence and of not less than $1,000,000.00 for property damage in any or all occurrence, provided, Tenant shall carry such greater limits of liability coverage as Landlord may reasonably request from time to time; and (iii) a policy or policies, if available, insuring against injury or damage from exposure to or interference from electromagnetic rays and/or fields. All insurance policies required to be maintained by Tenant shall (a) be issued by and binding upon solvent insurance companies licensed to conduct business in the State of North Carolina, (b) have all premiums fully paid on or before the due dates, (c) name Landlord as an additional insured, and (d) provide that they shall not be cancelable and/or the coverage thereunder shall not be reduced without at least ten (10) days advance written notice to Landlord. Tenant shall deliver to Landlord certified copies of all policies or, at Landlord's option, certificates of insurance in a form satisfactory to landlord not less than fifteen (15) days prior to the Commencement Date or the expiration of current policies.

         8.05     HOLD HARMLESS.

         Landlord shall not be liable to Tenant, its agents, servants, employees, contractors, customers or invitees, for any damage to person or property caused by any act, omission or neglect of Tenant, its agents, servants, employees, contractors, customers or invitees, including any claims which may be made for compensation or damages based upon exposure to or interference from electromagnetic rays and/or fields emanating from the Leased Premises, and Tenant agrees to indemnify and hold harmless Landlord and its partners, agents, directors, officers, and employees from all liability and claims for any such damage, including, without limitation, court costs, attorneys' fees and costs of investigation.

         8.06     WAIVER OF SUBROGATION RIGHTS.

         Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives to the extent that such waiver will not invalidate any insurance policy maintained by Landlord or Tenant nor increase any premiums thereon, any and all rights of recovery, claims, actions or causes of action, against the other, its agents, servants, partners, shareholders, officers and employees, for any loss or damage that may occur to the Leased Premises or the Building, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, and any other cause which is insured against under the terms of the standard fire and extended coverage insurance policies referred to in Section 8.04 hereof, to the extent that such loss or damage is recovered under said insurance policies, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, partners, shareholders, servants or employees, and covenants that no insurer shall hold any right of subrogation against such other party. If the respective insurers of Landlord and Tenant do not permit such a waiver without an appropriate endorsement to such party's insurance policy, Landlord and Tenant covenant and agree to notify the insurers of the waiver set forth herein and to secure from each such insurer an appropriate endorsement to its respective insurance policy concerning such waiver.

         8.07     LIMITATION OF LANDLORD'S PERSONAL LIABILITY.

         Tenant agrees to look solely to Landlord's interest in the Building and the Land for the recovery of any judgment against Landlord, and Landlord, its partners, officers, directors and employees, shall never be personally liable for any such judgment. The provisions contained in the foregoing sentence are not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest or any suit or action in connection with enforcement or collection of amounts which may become owing or payable under or on account of liability insurance maintained by Landlord.

        ARTICLE 9 - LANDLORD'S LIEN, DEFAULT, REMEDIES AND SUBORDINATION

         9.01     INTENTIONALLY DELETED.

         9.02     DEFAULT BY TENANT.

         If Tenant shall default in the payment of any Rent or other sum required to be paid by Tenant under this Lease when due: provided, however, that Tenant shall be allowed one (1) late payment of Rent in each calendar year of the Term, which late payment shall not be deemed a default hereunder so long as such Rent is paid within five (5) days of the due date; then Landlord may treat the occurrence of the foregoing event as a breach of this Lease. If Tenant shall default in the performance of any of the other covenants or conditions which Tenant is required to observe and to perform under this Lease and such default shall continue for twenty (20) days after written notice to Tenant; or the interest of Tenant under this Lease shall be levied on under execution or other legal process; or any petition shall be filed by or against Tenant to declare Tenant a bankrupt or to delay, reduce or modify Tenant's debts or obligations; or any petition shall be filed or other action taken to reorganize or modify Tenant's debts or obligations; or any petition shall be filed or other action taken to reorganize or modify Tenant's capital structure; or Tenant is declared insolvent according to law; or any assignment of Tenant's property shall be made for the benefit of creditors' or if a receiver or trustee is appointed for Tenant or its property; or Tenant shall vacate or abandon the Leased Premises or any part thereof at any time during the Term for a period of fifteen (15) or more continuous days; or Tenant is a corporation and Tenant shall cease to exist as a corporation in good standing in the state of its incorporation; or Tenant is a partnership or other entity and Tenant shall be dissolved or otherwise liquidated; then Landlord may treat the occurrence of any one or more of the foregoing events as a breach of this Lease (provided, no such levy, execution, legal process or petition filed against Tenant shall constitute a breach of this Lease if Tenant shall vigorously contest the same by appropriate proceedings and shall remove or vacate the same within thirty (30) days from the date of its creation, service or filing). Upon the breach of this Lease by Tenant, at Landlord's option and in addition to all other rights and remedies provided at law or in equity, Landlord may terminate this Lease and repossess the Leased Premises and be entitled to recover as damages a sum of money equal to the total of (a) the cost of recovering the Leased Premises (including attorneys' fees and costs of suit), (b) the unpaid rent earned at the time of termination, (c) the present value (discounted at the rate of eight percent (8%) per annum) of the balance of the rent for the remainder of the Term less the present value (discounted at the same rate) of the fair market rental value of the Leased Premises for said period, (d) the amount of any unamortized leasing commissions or any allowances or concessions previously made by Landlord to Tenant, (e) any other sum of money, and damages owed by Tenant to Landlord and (f) interest on
(a) (b) (c) (d) and (e) above at a rate equal to the average of the prime rate of interest published from time to time and made available to the general public by the three (3) largest commercial banks in the marketplace, plus five percent (5%) or the highest rate allowed by applicable North Carolina law.

         9.03     NON WAIVER.

         Failure of Landlord to declare any default immediately upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default and Landlord shall have the right to declare any such default at any time and take such action as might be lawful or authorized hereunder, either in law or in equity.

         9.04     ATTORNEY'S FEES.

         Should either party hereto institute any action or proceeding in court to enforce any provision hereof or for damages by reason of any alleged breach of any provisions of this Lease or for any other judicial remedy, the prevailing party shall be entitled to receive from the non-prevailing party all actual reasonable attorneys' fees and all court costs in connection with said proceeding.

         9.05     SUBORDINATION; ESTOPPEL CERTIFICATE.

         This Lease is and shall be subject and subordinate to any and all ground or similar leases affecting the Building, and to all mortgages which may now or hereafter encumber or affect the Building and to all renewals, modifications, consolidations, replacements and extensions of any such leases and mortgages; provided, at the option of any such landlord or mortgagee, this Lease shall be superior to the lease or mortgage of such landlord or mortgagee. The provisions of this Section shall be self-operative and shall require no further consent or agreement by Tenant. Tenant agrees, however, to execute and return any estoppel certificate, consent or agreement reasonably requested by any such landlord or mortgagee, or by Landlord, within ten (10) days after receipt of same, including, without limitation, an estoppel certificate in the form attached hereto as EXHIBIT E. Tenant shall, at the request of Landlord or any mortgagee of Landlord secured by alien on the Building or any landlord to Landlord under a ground Lease of the Building, furnish such mortgagee and/or landlord with written notice of any default or breach by Landlord at least sixty
(60) days prior to the exercise by Tenant of any rights and/or remedies of Tenant hereunder arising out of such default or breach.

         9.06     ATTORNMENT.

         If any ground or similar lease or mortgage is terminated or foreclosed, Tenant shall, upon request, attorn to the landlord under such lease or the mortgagee or purchaser at such foreclosure sale, as the case may be, and execute instrument(s) confirming such attornment. In the event of such a termination or foreclosure and upon Tenant's attornment as aforesaid, Tenant will automatically become the tenant of the successor to Landlord's interest without change in the terms or provisions of this Lease; provided, such successor to Landlord's interest shall not be bound by (i) any payment of rent for more than one month in advance except prepayments for security deposits, if any, or (ii) any amendments or modifications of this Lease made without the prior written consent of such landlord or mortgagee.

                      ARTICLE 10 - ASSIGNMENT AND SUBLEASE

         10.01    ASSIGNMENT OR SUBLEASE.

         Tenant shall not, voluntarily, by operation of law, or otherwise, assign, transfer, mortgage, pledge, or encumber this Lease or sublease the Leased Premises or any part thereof, or allow any person other than Tenant, its employees, agents, servants and invitees, to occupy or use the Leased Premises or any portion thereof, without the express prior written consent of Landlord, such consent not to be unreasonably withheld, and any attempt to do any of the foregoing without such written consent shall be null and void and shall constitute a default under this Lease. Notwithstanding the foregoing, in no event shall Tenant assign this Lease or sublease the Leased Premises to any entity engaged in the commercial real estate business, including, without limitation, property management or the brokerage, ownership or development of competitive properties. Landlord's consent to any assignment or sublease hereunder does not constitute a waiver of its rights to consent to any further assignment or sublease. If Tenant desires to assign this Lease or sublet the Leased Premises or any part thereof, Tenant shall give Landlord written notice of such desire at least sixty (60) days in advance of the date on which Tenant desires to make such assignment or sublease, together with a non-refundable fee of Seven Hundred Fifty Dollars ($750.00) (the "Transfer Fee"). Landlord shall then have a period of thirty (30) days following receipt of such notice within which to notify Tenant in writing that Landlord elects (a) to terminate this Lease as to the space so affected as of the date so specified by Tenant, in which event Tenant shall be relieved of all further obligations hereunder as to such space, or (b) to permit Tenant to assign this Lease or sublet such space (provided, however, if the rent agreed upon between Tenant and subtenant is greater than the Monthly Base Rent that Tenant must pay Landlord, such excess rent shall be deemed additional rent owed by Tenant and payable to Landlord in the same manner that Tenant pays the Rent hereunder), or (c) to refuse to consent to Tenant's assignment or subleasing such space and to continue this Lease in full force and effect as to the entire Leased Premises. If Landlord shall fail to notify Tenant in writing of such election within the thirty (30) day period, Landlord shall be deemed to have elected option (c) above. Tenant agrees to pay Landlord's actual reasonable attorneys' fees associated with Landlord's review and documentation of any requested assignment or sublease hereunder regardless of whether Landlord consents to any such assignment or sublease. No assignment or subletting by Tenant shall relieve Tenant of any obligations under this Lease, and Tenant shall remain fully liable hereunder. If Tenant is not a public company that is registered on a national stock exchange or that is required to register its stock with the Securities and Exchange Commission under Section 12(g) of the Securities and Exchange Act of 1934, any change in a majority of the voting rights or other controlling rights or interests of Tenant shall be deemed an assignment for the purposes hereof.

         10.02    ASSIGNMENT BY LANDLORD.

         Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building, and all other property referred to herein, and in such event and upon such transfer (any such transferee to have the benefit of, and be subject to, the provisions of
Section 6.06 and Section 8.07 hereof) no further liability or obligation shall thereafter accrue against Landlord under this Lease.

                     ARTICLE 11 - NOTICES AND MISCELLANEOUS

         11.01    NOTICES.

         Except as otherwise provided in this Lease, any statement, notice, or other communication which Landlord or Tenant may desire or is required to give to the other shall be in writing and shall be deemed sufficiently given or rendered if hand delivered, or if sent registered or certified mail, postage prepaid, return receipt requested, or Federal Express or similar overnight courier with evidence of delivery, to the addresses for Landlord and Tenant set forth in Subsection 2.01(k), or at such other address(es) as either party shall designate from time to time by ten (10) days prior written notice to the other party.

         11.02    MISCELLANEOUS.

         (a) This Lease shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of Landlord, and shall be binding upon and inure to the benefit of Tenant, its legal representatives and successors, and, to the extent assignment may be approved by Landlord hereunder, Tenant's assigns. Pronouns of any gender shall include the other genders, and either the singular or the plural shall include the other.

         (b) All rights and remedies of Landlord under this Lease shall be cumulative and none shall exclude any other rights or remedies allowed by law. This Lease is declared to be a North Carolina contract, and all of the terms thereof shall be construed according to the laws of the State of North Carolina.

         (c) This Lease may not be altered changed or amended, except by an instrument in writing executed by all parties hereto. Further, the terms and provisions of this Lease shall not be construed against or in favor of a party hereto merely because such party is the "Landlord" or the "Tenant" hereunder or such party or its counsel is the draftsman of this Lease.

         (d) The terms and provision of EXHIBITS A-I described herein and attached hereto are hereby made a part hereof for all purposes; provided, however, that, unless otherwise expressly stated, in the event of a conflict between the terms of this Lease and the terms of any Exhibit attached hereto, the terms of this Lease shall control.

         (e) If Tenant is a corporation, partnership or other entity, Tenant warrants that all consents and approvals required of third parties (including, without limitation, its Board of Directors or partners) for the execution, delivery and performance of this Lease have been obtained and that Tenant has the right and authority to enter into and perform its covenants contained in this Lease.

         (f) Whenever in this Lease there is imposed upon Landlord the obligation to use its best efforts, reasonable efforts or diligence, Landlord shall be required to do so only to the extent the same is economically feasible and otherwise will not impose upon Landlord extreme financial or other business burdens.

         (g) If any term or provision of this Lease, or the application thereof to any person or circumstance, shall to any extent to invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and shall be enforceable to the extent permitted by law.

         (h) If applicable in the jurisdiction where the Leased Premises are situated, Tenant shall pay and be liable for all rental, sales, and use taxes or other similar taxes, if any, levied or imposed by any city, state, county or other governmental body having authority, such payments to be in addition to all other payments required to be paid to Landlord by Tenant under the terms of this Lease. Any such payment shall be paid concurrently with the payment of the rent upon which the tax is based as set forth above.

         (i) Tenant at all times shall use the occupy the Leased Premises in compliance with Environmental Laws (as hereinafter defined). Neither Tenant nor any of Tenant's employees, agents, contractors, subcontractors, licensees or invitees shall use, handle, store, or dispose of (or permit the use, handling, storing, or disposal of) any hazardous or toxic waste or substance in or at the Leased Premises or the Building (or transport, transship or permit the transportation or transshipment of the same over or through the Leased Premises or Building) which is regulated, controlled, or prohibited by any federal, state, or local statutes, ordinances, regulations, or laws, including without limitation the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901, et seq. ("RCRA"); the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss. 9601, et. seq. ("CERCLA"); the Hazardous Materials Transportation Act, 49 U.S.C. ss. 801, et. seq; the Federal Water Pollution Control Act, 33 U.S.C. ss. 1321, et. seq; the Toxic Substances Control Act, 15 U.S.C. ("TSCA"); and the Occupational Safety and Health Act, 29 U.S.C. ss. 651 et seq. (as subsequently amended, "Environmental Laws"). As used herein, hazardous or toxic substances or materials shall include without limitation the following: (1) "hazardous wastes" as defined under RCRA or any other federal, state or local law or regulation, (2) "hazardous substances" as defined under CERCLA or any other federal, state or local law or regulation, (3) gasoline, petroleum, or other hydrocarbon products, by-products, derivatives, or fractions (including spent products), (4) "toxic substances" as defined under TSCA, (5) "regulated medical waste" as defined by 40 C.F.R. ss. 259.30, (6) any radioactive materials or substances, or (7) asbestos and asbestos containing products. Tenant shall indemnify Landlord, its successors and assigns and hold the same harmless from any loss, damage, claims, costs, liabilities, and cleanup costs arising out of Tenant's violation of this Section. Tenant's violation of this Section shall constitute an Event of Default under this Lease, and, in addition to any other remedies available to Landlord under this Lease, at law, or in equity, at Landlord's election Tenant, at Tenant's sole cost and expense, shall immediately and diligently remove any such hazardous or toxic materials from the Leased Premises and/or the Building, as applicable, and shall restore the same to its condition prior to the time of the release of such material or substance and to Landlord's satisfaction. If Tenant fails to comply with the Tenant's obligations hereunder, Landlord, at its option, may clean up and remove such material or substance and Tenant shall reimburse Landlord upon demand for any and all of the costs thereof (including without limitation fees and expenses for attorneys, engineers, environmental specialists, and similar professionals). Tenant's obligations hereunder shall survive the expiration or earlier termination of this Lease.

         (j) Tenant is prohibited from recording this Lease or any memorandum thereto without the prior written consent of Landlord.

         (k) Landlord agrees to provide Tenant with 4 unreserved parking spaces per 1,000 square feet of space, as set forth in EXHIBIT I herein. Tenant agrees to notify Landlord promptly of any additional parking needs which shall be handled on a case-by-case basis.

         (l) "Square feet" or "square foot" as used in this Lease includes the area contained within the space occupied by Tenant together with a common area percentage factor of Tenant's space proportionate to the Building area.

         (m) Landlord agrees to pay to the Broker named in Subsection 2.01(l), a real estate brokerage commission only as set forth in the separate Management and Leasing Agreement, as amended, dated October 22, 1996, by and between Landlord and Broker. Broker shall pay Co-Broker, if any, named in Subsection 2.01(l), a real estate brokerage commission only as set forth in the separate commission agreement(s) between Broker and the named Co-Broker. Landlord and Tenant each hereby represent and warrant to the other that they have not employed any other agents, brokers or other parties in connection with this Lease, and each agrees that it shall hold the other harmless from and against any and all claims of all other agents, brokers or other parties claiming by, through or under the respective indemnifying party.

         (n) Tenant understands and agrees that the Property Manager for the Building is the agent of Landlord and is acting at all times in the best interest of Landlord. Any and all information pertaining to this Lease that is received by the Property Manager shall be treated as though received directly by Landlord.

         (o) This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

              (The remainder of this page intentionally left blank)

           ARTICLE 12 - ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES

         12.01    ENTIRE AGREEMENT AND LIMITATION OF WARRANTIES

         TENANT AGREES THAT THIS LEASE AND THE EXHIBITS ATTACHED HERETO CONSTITUTE THE ENTIRE AGREEMENT OF THE PARTIES AND ALL PRIOR CORRESPONDENCE, MEMORANDA, AGREEMENTS AND UNDERSTANDINGS (WRITTEN AND ORAL) ARE MERGED INTO AND SUPERSEDED BY THIS LEASE AND THERE ARE AND WERE NO VERBAL REPRESENTATIONS, WARRANTIES, UNDERSTANDINGS, STIPULATIONS, AGREEMENTS OR PROMISES MADE BY LANDLORD IN CONNECTION WITH THIS LEASE. TENANT FURTHER AGREES THAT THERE ARE NO, AND TENANT EXPRESSLY WAIVES ANY AND ALL WARRANTIES WHICH EXTEND BEYOND THOSE EXPRESSLY SET FORTH IN THIS LEASE OR IMPLIED WARRANTIES OF MERCHANTABILITY, HABITABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OF ANY OTHER KIND ARISING OUT OF THIS LEASE.

         IN TESTIMONY WHEREOF, the parties hereto have executed this Lease as of the date aforesaid.

                              LANDLORD:

                              Phoenix Limited Partnership of Raleigh, a Delaware limited partnership (SEAL)

                              By: Acquisition Group, Inc., Its Managing
                                  General Partner (SEAL)

                              By: /s/ Craig Shimomura    (SEAL)
                                 -----------------------
                                 Craig Shimomura, Vice President


                              TENANT:

                              High Speed Net Solutions, Inc., a Florida corporation

                              By: /s/ Alan R. Kleinmaier
                                 ------------------------------
                              Name: Alan R. Kleinmaier
                                   ----------------------------
                              Title: Vice President
                                    ---------------------------

(Corporate Seal)

Attest:

By:
    -------------------------
                 Secretary
    -------------

                                   EXHIBIT A-1



                                  FLOOR PLAN(S)



Two Hannover Square
434 Fayetteville Street Mall, Suite 2120
Raleigh, North Carolina  27601




[graphic representation of floor plan inserted here]













1,662  Occupied Square Feet
x1.15  Common Area Percentage Factor
-----
1,911  Square Feet

                                   EXHIBIT A-2



                                    THE LAND

Lying and being in the City of Raleigh, County of Wake, State of North Carolina and being more particularly described as follows:

BEGINNING at a point in the eastern technical property line of South Salisbury Street, said point being located South 06 degrees 45 minutes West 330.69 feet (measured along said property line) from the point of intersection of said property line with the southern technical property line of West Davie Street, said point also being the Southwest corner of the property of the City of Raleigh designed as "Designated Street R/W" (said right of way having been closed) on a map prepared by Bennie R. Smith recorded in Book of Maps 982, Page 853 of the Wake County Registry; thence with the property line of the City of Raleigh South 83 degrees 15 minutes East 70.00 feet to a point; thence North 06 degrees 45 minutes East 28.56 feet to a point; thence South 83 degrees 15 minutes East 6.67 feet to a point; thence North 06 degrees 45 minutes East 20.50 feet to a point in the southern property line of York-Hannover (Greenwich), Inc. (formerly Raleigh Hotel Associates, Ltd.); thence along the southern property line of York-Hannover (Greenwich), Inc. South 83 degrees 17 minutes 30 seconds East 63.33 feet to a point; thence with the property line of the City of Raleigh and One Hannover Square Associates Limited Partnership South 06 degrees 45 minutes West 219.11 feet to a point; thence with the property line of the City of Raleigh North 83 degrees 15 minutes West 140.00 feet to a point in the eastern technical property line of South Salisbury Street; thence with said property line of South Salisbury Street North 06 degrees 45 minutes East 170.00 feet to the point and place of BEGINNING; and being the property of York-Hannover (Raleigh), Inc. according to a recombination map dated February 1989, prepared by Robert T. Newcomb, III, R.L.S., recorded in Book of Maps 1989, Page 608, of the Wake County Registry.


             (The remainder of this page intentionally left blank).

                                    EXHIBIT B



                    ACCEPTANCE OF LEASED PREMISES MEMORANDUM

Landlord and Tenant hereby agree that:

1. Tenant has had an opportunity to inspect and satisfy itself as to the condition of the Leased Premises and accepts the Leased Premises "AS IS", "WHERE IS" and "WITH ALL FAULTS".

2. The Leased Premises are tenantable, Landlord has no further obligation for construction, and Tenant acknowledges that the Leased Premises are satisfactory in all respects.

         All other terms and conditions of the Lease are hereby ratified and acknowledged to be unchanged.

         Agreed and Executed this _____ day of __________________, 19___.

                                     TENANT:

                                     High Speed Net Solutions, Inc., a Florida corporation

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------

(Corporate Seal)

Attest:

By:
    -------------------------
                 Secretary
    -------------

                                    EXHIBIT C

                              INTENTIONALLY DELETED

                                    EXHIBIT D

                                 BUILDING RULES


         (1) The sidewalks, walks, plaza entries, corridors, concourses, ramps, staircases, escalators and elevators shall not be obstructed or used by Tenant, or the employees, agents, servants, visitors or licensees of Tenant, for any purpose other than ingress and egress to and from the Leased Premises. No bicycle or motorcycle shall be brought into the Building or kept on the Leased Premises without the prior written consent of Landlord.

         (2) No freight, furniture or bulky matter of any description shall be received into the Building or carried into the elevators except in such a manner, during such hours and using such elevators and passageways as may be approved by Landlord, and then only upon having been scheduled in advance. Any hand trucks, carryalls or similar appliances used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tries, side guards and such other safeguards as Landlord shall require.

         (3) Landlord shall have the right to prescribe the weight, position and manner of installation of safes, concentrated filing/storage systems or other heavy equipment which shall, if considered necessary by Landlord, be installed in a manner which shall insure satisfactory weight distribution. All damage done to the Building by reason of a safe or any other article of Tenant's office equipment being on the Leased Premises shall be required at the expense of Tenant. The time, routing and manner of moving safes or other heavy equipment shall be subject to prior written approval by Landlord.

         (4) Only persons authorized by Landlord shall be permitted to furnish newspaper, ice, drinking water, towels, barbering, shoe shining, janitorial services, floor polishing and other similar services and concessions to Tenant, and only at hours and under regulations fixed by Landlord. Tenant shall use no other method of heating or cooling than that supplied by Landlord.

         (5) Tenant, and the employees, agents, servants, visitors or licensees of Tenant, shall not at any time place, leave or discard any rubbish, paper, articles or objects of any kind whatsoever outside the doors of the Leased Premises or in the corridors or passageways of the Building. No animals, except for dogs trained to assist disabled persons, shall be brought or kept in or about the Leased Premises or the Building without the prior written consent of Landlord.

         (6) Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability for offices, and, upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising. Landlord shall have the right to use Tenant's name in advertising announcements.

         (7) Tenant shall not place, or cause or allow to be placed, any sign or lettering whatsoever, in or about the Leased Premises except in and at such places as may be designated by Landlord and consented to by Landlord in writing. All lettering and graphics on corridor doors and walls shall conform to the Building standard prescribed by Landlord. No trademark shall be displayed on corridor doors and walls in any event, except on any floor fully leased by Tenant. Tenant may display trademarks on interior walls and doors of the Leased Premises. Landlord shall provide and maintain an alphabetical directory board in the ground floor lobby of the Building.

         (8) Canvassing, soliciting or peddling in the Building is prohibited and Tenant shall cooperate to prevent same.

         (9) Landlord shall have the right to exclude any person from the Building other than during customary business hours, and any person in the Building shall be subject to identification by employees and agents of Landlord. All persons in or entering the Building shall be required to comply with the security policies of the Building. If Tenant desires any additional security services for the Leased Premises, Tenant shall have the right (only with the advance written consent of Landlord) to obtain such additional services at Tenant's sole cost and expense. Tenant shall keep doors to unattended areas locked and shall otherwise exercise reasonable precautions to protect property from theft, loss, or damage. Landlord shall not be responsible for the theft, loss or damage of any property.

         (10) Only workmen employed, designated or approved by Landlord may be employed for repairs, installations, alterations, painting, material moving and other similar work that may be done in or on the Leased Premises.

         (11) Tenant shall not do any cooking or conduct any restaurant, luncheonette, automat or cafeteria for the sale or service of food or beverages to its employees or to others, nor shall Tenant provide any vending machines without the prior written consent of Landlord. Tenant may, however, operate coffee bars by and for its employees and invitees.

         (12) Tenant shall not bring or permit to be brought or kept in or on the Leased Premises any inflammable, combustible, corrosive, caustic, poisonous, toxic or explosive substance or any substance deemed to be a hazardous substance under applicable environmental laws, or cause or permit any odors to permeate or emanate from the Leased Premises.

         (13) Tenant shall not mark, paint, drill into or in any way deface any part of the Building or the Leased Premises. No boring, driving of nails or screws, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. Tenant shall not install coat hooks or identification plates on doors nor any resilient tile or similar floor covering in the Leased Premises except with the prior written approval of Landlord. The use of cement or other similar adhesive material is expressly prohibited.

         (14) Tenant shall not place any additional locks or bolts of any kind on any door in the Building or the Leased Premises or change or alter any lock on any door therein in any respect. Landlord shall furnish two (2) keys for each lock on exterior doors to the Leased Premises and shall, on Tenant's request and at Tenant's expense, provide additional duplicate keys. Tenant shall not make any duplicate keys. All keys shall be returned to Landlord upon the termination of the Lease, and Tenant shall give to Landlord the explanation of the combination of all safes, vaults and combination locks in the Leased Premises. Landlord may at all times keep a pass key to the Leased Premises. All entrance doors to the Leased Premises shall be left locked when the Leased Premises are not in use.

         (15) Tenant shall give immediate notice to Landlord in case of theft, unauthorized solicitation or accident in the Leased Premises or in the Building or of defects therein or in any fixtures or equipment, or of any known emergency in the Building.

         (16) Tenant shall place a water-proof tray under all plants in the Leased Premises and shall be responsible for any damage to the floors and/or carpets caused by over-watering such plans.

         (17) Tenant shall not use the Leased Premises or permit the Leased Premises to be used for photographic, multilith or multigraph reproductions, except in connection with its own business and not as a service for others, without Landlord's prior written permission.

         (18) Tenant shall not use or permit any portion of the Leased Premises to be used as an office for a public stenographer or typist, offset printing, the sale of liquor or tobacco, a barber or manicure shop, an employment bureau, a labor union office, a doctor's or dentist's office, a dance or music studio, any type of school, or for any use other than those specifically granted in this Lease.

         (19) Tenant shall not advertise for laborers giving the Leased Premises as an address, nor pay such laborers at a location in the Leased Premises.

         (20) Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from the management office in the Building.

         (21) Tenant shall not place a load upon any floor of the Leased Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Business machines and mechanical and electrical equipment belonging to Tenant which cause noise, vibration, electrical or magnetic interference, or any other nuisance that may be transmitted to the structure or other portions of the Building or to the Leased Premises to such a degree as to be objectionable to Landlord or which interfere with the use or enjoyment by other tenants of their leased premises or the public portions of the Building, shall be placed and maintained by Tenant, at Tenant's expense, in settings of cork, rubber, spring type or other vibration eliminators sufficient to eliminate noise or vibration.

         (22) Tenant shall furnish and install a chair mat for each desk chair in the Leased Premises.

         (23) No solar screen materials, awnings, draperies, shutters, or other interior or exterior window coverings that are visible from the exterior of the Building or from the exterior of the Leased Premises within the Building may be installed by Tenant.

         (24) Tenant shall not place, install or operate within the Leased Premises or any other party of the Building any engine, stove or machinery, or conduct mechanical operations therein, without the written consent of Landlord.

         (25) No portion of the Leased Premises or any other party of the Building shall at any time be used or occupied as sleeping or lodging quarters.

         (26) For purposes of the Lease, holidays shall be deemed to mean and including the following: (a) New Year's Day; (b) Good Friday; (c) Memorial Day;
(d) Independence Day; (e) Labor Day; (f) Thanksgiving Day and the Friday following; (g) Christmas Day; and (h) any other holidays taken by tenants occupying at least one-half (1/2) of the Square Footage of office space in the Building.

         (27) Tenant shall at all times keep the Leased Premises neat and orderly.

         (28) All requests for overtime air conditioning or heating should be submitted in writing to the Building management office by 2:00 P.M. on the last prior business day.

         (29) Landlord reserves the right to rescind, add to and amend any rules or regulations, to add new rules or regulations, and to waive any rules or regulations with respect to any tenant or tenants.

         (30) Corridor doors, when not in use, shall be kept closed.

         (31) All permitted alterations and additions to the Leased Premises must conform to applicable building and fire codes. Tenant shall obtain approval from the office of the Building with respect to any such modifications and shall deliver "as-built" plans therefor to the office of the Building on completion.

         (32) It is the intent of both Landlord and Tenant that any portion of the Leased Premises visible to the public hold a high quality professional image at all times. If, at any time during the Term, Landlord or Landlord's agent deems such visible area to hold less than a high quality professional image, Landlord will advise Tenant of desired changes to be made to such area to conform to the intent of this paragraph. Within three working days, Tenant will cause the desired changes to be made, or present Landlord with a plan for accomplishing such changes. Tenant shall have such additional times as is reasonably required to implement the plan, not to exceed 2 months; provided, however, that if Tenant is not diligently pursuing the plan for accomplishing such changes within ten working days, Landlord will provide draperies or blinds for the glassed area as Tenant's expense; Tenant will keep such draperies or blinds closed at all times.

         The carpet and wall coverings, which are to be located in the lobby of any Leased Premises that are visible to the public, use be consistent in color and style with the carpet and wall coverings located in the lobby area of the Building, and must be approved by Landlord prior to installation.

         (33) The Building has been designated a "non-smoking" building. Tenant and its employees, agents, servants, visitors and licensees are prohibited from smoking in the common areas both inside and outside of the Building, except in those areas designated as smoking areas. Tenant may designate the Leased Premises a "non-smoking" area, upon such terms as may be approved in advance by Landlord, at any time during the Term.

         (34) Tenant shall not play nor permit the playing of loud music in the Leased Premises or common areas.

         (35) No firearms, whether concealed or otherwise, shall be allowed in the Building at any time.

             (The remainder of this page intentionally left blank.)

                                    EXHIBIT E

                          FORM OF ESTOPPEL CERTIFICATE

The undersigned _______________________________________________ ("Tenant"), in
consideration of One Dollar ($1.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby certifies to _________________________________ ("Landlord"), [the holder or prospective holder of any mortgage covering the property] (the "Mortgagee") and [the vendee under any contract of sale with respect to the Property] (the "Purchaser") as follows:

1. Tenant and Landlord executed a certain Lease Agreement (the "Lease"), dated___________, 19___, covering the _________ floor(s) shown attached on the plan annexed hereto as EXHIBIT A-1 (the "Leased Premises") in the building located in the __________________________ known as and by the street number _______________________ (the "Building"), for a term commencing on
_______________, 19_____, and expiring on ___________________________.

2. The Lease is in full force and effect and has not been modified, changed, altered or amended in any respect.

3. Tenant has accepted and is now in possession of the Leased Premises and is paying the full Rent under the Lease.

4. The Base Rent payable under the Lease is $________________ per month. The Base Rent and all Additional Rent and other charges required to be paid under the Lease have been paid for the period up to and including
_________________.

5. Tenant has paid to Landlord the sum of $______________ as security deposit under the Lease.

6. No rent under the Lease has been paid for more than thirty (30) days in advance of its due date.

7. All work required under the Lease to be performed by Landlord has been completed to the full satisfaction of Tenant.

8. There are no defaults existing under the Lease on the part of either Landlord or Tenant.

9.       There is no existing basis for Tenant to cancel or terminate the Lease.

10. As of the date hereof, there exist no valid defenses, offsets, credits, deductions in rent or claims against the enforcement of any of the agreements, terms, covenants or conditions of the Lease.

11. Tenant affirms that any dispute with Landlord giving rise to a claim against Landlord is a claim under the Lease only and is subordinate to the rights of the holder of all first lien mortgages on the Building and shall be subject to all the terms, conditions and provisions thereof. Any such claims are not offsets to or defenses against enforcement of the Lease.

12. Tenant affirms that any dispute with Landlord giving rise to a claim against Landlord is a claim under the Lease only and is subordinate to the rights of the Purchaser pursuant to any contract of sale. Any such claims are not offsets to or defenses against enforcement of the Lease.

13. Tenant affirms that any claims pertaining to matters in existence at the time Tenant took possession and which are known to or which were then readily ascertainable by Tenant shall be enforced solely by money judgment and/or specific performance against the Landlord named in the Lease and may not be enforced as an offset to or defense against enforcement of the Lease.

14. There are no actions, whether voluntary or otherwise, pending against or contemplated by Tenant under the bankruptcy laws of the United States or any state thereof.

15. There has been no material adverse change in Tenant's financial condition between the date hereof and the date of the execution and delivery of the Lease.

16. Tenant acknowledges that Landlord has informed Tenant that an assignment of Landlord's interest in the Lease has been or will be made to the Mortgagee and that no modification, revision, or cancellation of the Lease or amendments thereto shall be effective unless a written consent thereto of the Mortgagee is first obtained, and that until further notice payments under the Lease may continue as heretofore.

17. Tenant acknowledges that Landlord has informed Tenant that Landlord has entered into a contract to sell the Property to Purchaser and that no modification, revision or cancellation of the Lease or amendments thereto shall be effective unless a written consent thereto of the Purchaser has been obtained.

18. This certification is made to induce Purchaser to consummate a purchase of the Property and to induce Mortgagee to make and maintain a mortgage loan secured by the Property and/or to disburse additional funds to Landlord under the terms of its agreement with Landlord, knowing that said Purchaser and Mortgagee rely upon the truth of this certificate in making and/or maintaining such purchase or mortgage or disbursing such funds, as applicable.

19. Except as modified herein, all other provisions of the Lease are hereby ratified and confirmed.

                         TENANT:
                         High Speed Net Solutions, Inc., a Florida corporation



                         By:
                            --------------------------------------
                         Name:
                              ------------------------------------
(Corporate Seal)         Title:
                               -----------------------------------
                         Date:
                              ------------------------------------
Attest:


By:
   ---------------------
              Secretary
   ----------

                                    EXHIBIT F

                                  HVAC SCHEDULE

         Subject to the provisions of Section 5.01 of the Lease and excluding holidays, Landlord will furnish Building standard heating, ventilating and air conditioning between 8:00 a.m. and 6:00 p.m. on weekdays (from Monday through Friday, inclusive) and Saturdays between 8:00 a.m. and 1:00 p.m. Upon request of Tenant made in accordance with the rules and regulations for the Building, Landlord will furnish air conditioning and heating at other times (that is, at times other than the times specified above), in which event Tenant shall reimburse Landlord for furnishing such services on the following basis:

         Tenant shall reimburse Landlord at the rate of Thirty-five and No/100 Dollars ($35.00) per hour per air handling unit which is activated to provide the requested air conditioning or heating service; provided, such rate is based upon the "Kilowatt Hour rate" (as hereinafter defined) for electricity as of January 1, 1995 (the "Base Rate"), and if and when the Kilowatt Hour Rate increases over the Base Rate, the aforesaid rate of Thirty-five and No/100 Dollars ($35.00) per hour per air handling unit thereof shall automatically increase proportionately. For example, if the Kilowatt Hour Rate increases by 10% over the Base Rate, said rate shall automatically increase by 10%. The "Kilowatt Hour Rate" shall mean the actual average cost per kilowatt hour charged by the public utilities providing electricity to the Building, or if said public utilities shall cease charging for electricity on the basis of a kilowatt hour, the Kilowatt Hour Rate shall mean the actual average cost per equivalent unit of measurement substituted therefor by said public utilities. The Base Rate is hereby stipulated to be $.0600 per kilowatt hour.

             (The remainder of this page intentionally left blank.)

                                    EXHIBIT G

                                 RENEWAL OPTION


         Subject to the conditions set forth below, Tenant is granted the option to renew the Term of this Lease for a period of five (5) additional years ("Renewal Term"), to commence at the expiration of the initial Term of this Lease. Tenant shall exercise its option to renew by delivering written notice of such election to Landlord at least twelve (12) months prior to the expiration of the initial Term. The renewal of this Lease shall be upon the same terms and conditions of this Lease, except (a) the Base Rate during the Renewal Term shall commence at Twenty Dollars ($20.00) per square foot of space and shall be subject to the same escalation as set forth in Section 4.05 of the Lease, (b) Tenant shall have no option to renew this Lease beyond the expiration of the Renewal Term, (c) Tenant shall not have the right to assign its renewal rights to any subtenant of the Leased Premises or assignee of the Lease, nor may any such subtenant or assignee exercise such renewal rights, and (d) the leasehold improvements will be provided in their then existing condition (on an "as is" basis) at the time the Renewal Term commences.

         The Renewal Option shall be conditioned upon the following:

         (a) Tenant has fulfilled all material conditions of the Lease throughout the portion of the Term of the Lease that has expired prior to the exercise of the Renewal Option and Tenant is not in default of any of the terms or conditions of the Lease at the time Tenant notifies Landlord of its election to renew the Term of the Lease or at the time the Renewal Term commences, nor has Tenant ever been in default of any of the terms or conditions of the Lease; and

         (b) Tenant shall be in occupancy of the Leased Premises at the time Tenant notifies Landlord of its election to renew the Term of the Lease and at the time the Renewal Term commences and Tenant has not assigned or subleased any portion of the Leased Premises.

             (The remainder of this page intentionally left blank.)

                                    EXHIBIT H

                              Intentionally Deleted

                                    EXHIBIT I

                                     PARKING


         Provided Tenant is not in default of the terms, conditions or provisions of this Lease, during the Term, as such may be amended or renewed, Landlord shall allocate to Tenant 4 unreserved parking spaces per 1,000 square feet of space leased. Such parking may be located in the (i) 416 Salisbury Street parking deck (the "416 Parking Garage"), (ii) the Cabarrus Street Deck and (iii) the surface parking lot(s) adjacent to the 416 Parking Garage and the Cabarrus Street Deck.

         In the event Landlord shall lose the availability of parking spaces within the 416 Parking Garage, the Cabarrus Street Deck or the surface parking lots, Landlord shall be responsible for providing Tenant with an equivalent number of parking spaces at a location to be mutually agreed upon by Landlord and Tenant, with Landlord responsible for any increased cost due to the difference in parking rates.


             (The remainder of this page intentionally left blank.)

NORTH CAROLINA

WAKE COUNTY                                  LEASE MODIFICATION AGREEMENT NO. 1


         THIS LEASE MODIFICATION AGREEMENT NO. 1 (the "Agreement") is made and entered into this 23rd day of March, 2000 (the "Execution Date"), by and between PHOENIX LIMITED PARTNERSHIP OF RALEIGH, a Delaware limited partnership ("Landlord"), and HIGH SPEED NET SOLUTIONS, INC., a Florida corporation ("Tenant").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated October 15, 1999 (the "Lease"), pursuant to which Tenant leased approximately 1,911 square feet of office space designated as Suite 2120 (the "Current Premises") in the building known as Two Hannover Square, Raleigh, North Carolina 27601 (the "Building). The Lease is incorporated herein by reference in its entirety. Terms used and not otherwise defined herein shall have the meaning ascribed to them in the Lease.

         WHEREAS, Tenant desires to expand into larger premises in the Building and Landlord agrees to such expansion, provided, however, Tenant must relocate to alternative space on the twenty-first (21st) floor of the Building in order for Landlord to accommodate Tenant's desire; and

         WHEREAS Landlord and Tenant desire to terminate Tenant's lease obligations with regard to the Current Premises and to relocate Tenant to new premises in the Building, upon the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the premises, rent, mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Tenant and Landlord hereby agree as follows:

         1. BASIC LEASE PROVISIONS. SECTION 2.01 of the Lease is amended to reflect that, effective as of May 1, 2000 (the "Target Relocation Date"), Tenant shall, at its sole cost and expense, relocate to new Leased Premises containing approximately 4,874 square feet of office space designated as Suite 2120 in the Building (the "Relocated Premises") as further described on the attached EXHIBIT A-1-A, which is attached hereto and made a part hereof by reference in its entirety. Effective as of the Commencement Date for Relocated Premises (as hereinafter defined), SECTION 2.01 of the Lease shall be amended as follows:

                  (i) SUBSECTION 2.01(B) of the Lease (Floor/Suite/Square Feet) is amended by substituting the Relocated Premises for the Current Premises. Therefore, the third line of SUBSECTION 2.01(B) is amended by deleting the Square Feet Area of "1,911" and inserting the Square Feet Area of "4,874" in lieu thereof;

                  (ii) SUBSECTION 2.01(D) of the Lease (Base Rent) is amended to reflect the Base Rent for the Relocated Premises. Therefore, SUBSECTION 2.01(D) of the Lease shall be amended by deleting the amounts currently set forth therein and inserting the following Base Rent chart in lieu thereof:

                           (Base Rent chart appears on the following page.)

                                                          /s/ ARK
                                                          -----------------
                                                          INITIALS

              --------------------------- ------------ --------------- ------------------------- -----------------------
              "DATES:                     PRICE PER    SQUARE FEET     ANNUAL BASE RENT          MONTHLY BASE RENT
                                          SQUARE FOOT
              --------------------------- ------------ --------------- ------------------------- -----------------------
              10/1/99 through 4/30/00     $16.25       1,911           $31,053.72                $2,587.81
              --------------------------- ------------ --------------- ------------------------- -----------------------
              5/1/00 through 9/30/00      $16.63       4,874           $81,054.60                $6,754.55
              --------------------------- ------------ --------------- ------------------------- -----------------------
              10/01/00 through 9/30/01    $17.09       4,874           $83,296.68                $6,941.39
              --------------------------- ------------ --------------- ------------------------- -----------------------
              10/01/01 through 9/30/02    $17.58       4,874           $85,684.92                $7,140.41
              --------------------------- ------------ --------------- ------------------------- -----------------------
              10/01/02 through 9/30/03    $18.07       4,874           $88,073.16                $7,339.43
              --------------------------- ------------ --------------- ------------------------- -----------------------
              10/01/03 through 9/30/04    $18.56       4,874           $90,461.40                $7,538.45
              --------------------------- ------------ --------------- ------------------------- -----------------------
              10/01/04 through 9/30/05    $19.06       4,874           $92,898.48                $7,741.54
              --------------------------- ------------ --------------- ------------------------- -----------------------


                  Notwithstanding the foregoing, Tenant shall also continue to be responsible for Additional Rent payments under the Lease";

                  (iii) SUBSECTION 2.01(G) of the Lease (Term) is amended to reflect one (1) additional year added to the Term of the Lease. Therefore, the number "5" shall be deleted therefrom and the number "6" shall be inserted in lieu thereof; and

                  (iv) SUBSECTION 2.01(H) of the Lease (Commencement and Expiration Dates) is amended to reflect that the "Commencement Date for the Relocated Premises" shall be the earlier of (A) the Target Relocation Date (May 1, 2000), or (B) the date the Relocated Premises is substantially complete (defined as the date of issuance by the City of Raleigh of a certificate of occupancy), and Tenant shall confirm the actual Commencement Date for the Relocated Premises by execution of the Acceptance of Relocated Premises Memorandum attached hereto as EXHIBIT B-1-A. The Expiration Date for the Relocated Premises shall be the Expiration Date of the Lease, as amended, (September 30, 2005). Landlord and Tenant acknowledge and agree that the Relocated Premises shall be deemed the "Leased Premises" for all purposes after the Commencement Date for the Relocated Premises.

                  Effective as of 12:00 midnight on the day prior to the Commencement Date for Relocated Premises (the "Vacate Date"), and contingent upon payment of all Rent for the Current Premises due through such date, Tenant shall surrender the Current Premises, and Tenant shall relinquish any rights to use or occupancy of the Current Premises, and all of Tenant's personal property shall have been removed from the Current Premises as of the Vacate Date. Notwithstanding the foregoing, Tenant shall continue to be liable to Landlord for Tenant's Operating Payment due for the Current Premises, including any amounts billed subsequent to the end of the 2000 calendar year, on a pro rata basis through the Vacate Date.

         2. TENANT IMPROVEMENTS FOR RELOCATED PREMISES. Effective as of the Execution Date, SECTION 7.01 of the Lease shall be amended by the addition of the following paragraph:

                  "Prior to the start of the Term for the Relocated Premises, Landlord shall, at its sole cost and expense, (i) cause construction drawings to be prepared by Landlord's designer, which drawings shall be agreed to by the parties and made a part hereof by reference, and (ii) using Landlord's contractors and Building standard materials and finishes, make the alterations and complete the work as shown on either EXHIBIT C-1, which is attached hereto and incorporated herein by

                                                          /s/ ARK
                                                          -----------------
                                                          INITIALS
         reference in its entirety, or the construction drawings [(i) and (ii) collectively shall be deemed the "Upfit"]. Any changes or modifications to the approved plan and drawings for the Upfit shall be made and accepted by written change order signed by Landlord and Tenant and shall constitute an amendment to this Lease. All additional costs necessitated by any such change order, if any, shall be paid by Tenant upon receipt of Landlord's invoice therefor."

         3. AFFIRMATION OF LEASE TERMS. Except as expressly modified herein, the original terms and conditions of the Lease shall remain in full force and effect.

         4. BINDING AGREEMENT. This Agreement shall be binding upon the parties, their representatives, heirs, successors and assigns.

         5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized representatives, this the day and year first above written.

                         LANDLORD:

                         Phoenix Limited Partnership of Raleigh, a Delaware limited partnership (SEAL)

                         By: Acquisition Group Inc., Its Managing General Partner (SEAL)

                         By:      /s/ CRAIG SHIMOMURA                  (SEAL)
                                  ---------------------------------------
                                  Craig Shimomura, Vice President

                         TENANT:

                         High Speed Net Solutions, a Florida corporation

                         By:  /s/ ALAN R. KLEINMAIER
                                  ---------------------------------------
                         Name:  Alan R. Kleinmaier
                         Title:  Executive Vice President

(Corporate Seal)

ATTEST:

By: /s/ JULEE KNOX
    ---------------------------------------
         Asst. Secretary

                                                          /s/ ARK
                                                          -----------------
                                                          INITIALS

                                  EXHIBIT A-1-A

                               RELOCATED PREMISES

             (which shall be deemed the "Leased Premises" after the
                   Commencement Date for Relocated Premises)

Two Hannover Square
434 Fayetteville Street Mall, Suite 2120
Raleigh, North Carolina  27601

                                  [FLOORPLAN]


         4,238         Occupied Square Feet
         X 1.15        Common Area Percentage Factor
         4,874         Square Feet

                  = Relocated Premises (deemed the "Leased Premises" after the Commencement Date for Relocated Premises)



                                     Page 4
                                                          /s/ ARK
                                                          -----------------
                                                          INITIALS

                                  EXHIBIT B-1-A

                   ACCEPTANCE OF RELOCATED PREMISES MEMORANDUM

High Speed Net Solutions has relocated to approximately 4,874 square feet of office space on the twenty-first (21st) floor of the Building, which can be known as the "Relocated Premises" or the "Leased Premises", and hereby agrees that:

1. Except for those items shown on the attached "punch list", which Landlord shall use reasonable efforts to remedy within thirty (30) days after the date hereof, Landlord has fully completed the construction work required of Landlord under the terms of Lease Modification Agreement No. 1.

2. The Relocated Premises are tenantable, Landlord has no further obligation for construction (except as specified above), and Tenant acknowledges that the Relocated Premises are satisfactory in all respects.

3.       The Commencement Date for the Relocated Premises is hereby agreed to be
         ___________________.

4.       The Expiration Date for the Premises is hereby agreed to be September
         20, 2005.

All other terms and conditions of the Lease are hereby ratified and acknowledged to be unchanged.

Agreed and executed this _____ day of _________________________, 2000.

                              TENANT:

                              High Speed Net Solutions, a Florida corporation

                              By:  /s/ ALAN R. KLEINMAIER
                                       -------------------------
                              Name:  Alan R. Kleinmaier
                              Title:  Executive Vice President

(Corporate Seal)

ATTEST:

By:
     --------------------------------------
         Asst. Secretary



                                     Page 5

                                                          /s/ ARK
                                                          -----------------
                                                          INITIALS

                                   EXHIBIT C-1

             UPFIT (TENANT IMPROVEMENTS) FOR THE RELOCATED PREMISES

Two Hannover Square
434 Fayetteville Street Mall, Suite 2120
Raleigh, North Carolina  27601

With reference to the Upfit for the Relocated Premises, Landlord shall, as its sole cost and expense fitup the Relocated Premises, as shown on the schematic plan below:

         o provide and paint the Relocated Premises using Building standard paint;
         o provide and install carpet the Relocated Premises using Building standard carpet;
         o  provide and install a sink in the break room, as shown below;
         o  provide and install Building standard sprinklers;
         o  provide and install Building standard exterior window blinds;
         o  provide and install Building standard ceiling grid and tile;
         o  provide and install Building standard light fixtures; and
         o  all else "AS IS", "WHERE IS" and "WITH ALL FAULTS".


                                  [FLOORPLAN]







                                     Page 6


                                                          /s/ ARK
                                                          -----------------
                                                          INITIALS

NORTH CAROLINA

WAKE COUNTY                                 LEASE MODIFICATION AGREEMENT NO. 2


         THIS LEASE MODIFICATION AGREEMENT NO. 2 (the "Agreement") is made and entered into this 9th day of June, 2000 (the "Execution Date"), by and between PHOENIX LIMITED PARTNERSHIP OF RALEIGH, a Delaware limited partnership ("Landlord"), and HIGH SPEED NET SOLUTIONS, INC., a Florida corporation ("Tenant").

                                   WITNESSETH:

         WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated October 15, 1999 (the "Original Lease"), pursuant to which Tenant leased approximately 1,911 square feet of office space designated as Suite 2120 (the "Original Premises") in the building known as Two Hannover Square, Raleigh, North Carolina 27601 (the "Building); and

         WHEREAS, Landlord and Tenant entered into that certain Lease Modification Agreement No. 1 dated March 23, 2000 ("Amendment No. 1"), pursuant to which, on or about May 1, 2000 (the "Target Relocation Date"), Tenant relocated to approximately 4,874 square feet of office space on the twenty-first
(21st) floor of the Building (the "Relocated Premises"), which Relocated Premises was also designated as Suite 2120. (The Original Lease and Amendment No. 1 are incorporated herein by reference in their entirety and hereinafter collectively referred to as the "Lease". Terms used and not otherwise defined herein shall have the meaning ascribed to them in the Lease.); and

         WHEREAS, Tenant did not move to the Relocated Premises on May 1, 2000, but moved to the Relocated Premises effective as of June 12, 2000 ("Tenant's Relocation Date"); and

         WHEREAS, Tenant desires to expand back into the Original Premises, and Landlord agrees to such expansion; and

         WHEREAS Landlord and Tenant desire to modify the Lease by (i) setting forth Tenant's Relocation Date, and (ii) expanding Tenant's obligations with regard to the Lease for an additional 1,911 square feet of space comprising the Original Premises, upon the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the premises, rent, mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Tenant and Landlord hereby agree as follows:

         1. BASIC LEASE PROVISIONS. SECTION 2.01 of the Lease is amended to reflect that, effective as of the Execution Date, Landlord shall let, lease and demise to Tenant the approximate 1,911 square feet of office space on the twenty-first (21st) floor in the Building that was the Original Premises ("Expansion No. 1") as further described on the attached EXHIBIT A-1-B, which is attached hereto and made a part hereof by reference in its entirety. Effective as of the Execution Date, the Lease is amended accordingly to show that the Leased Premises shall thereafter contain 6,785 square feet of space, including the space within Expansion No. 1 and including the description of Expansion No. 1, and the term "Leased Premises" as used in the Lease and in this Agreement, shall thereafter contain 6,785 square feet of space, including the space within Expansion No. 1 and including the description of Expansion No. 1. Notwithstanding the foregoing, Landlord and Tenant acknowledge and agree that Tenant has been in occupancy of Expansion No. 1 as the Original Premises and shall remain in occupancy thereof as Expansion No. 1. Effective as of the Execution Date, SECTION 2.01 of the Lease shall be amended as follows:

                                                          /s/ ARK
                                                          -----------------
                                                          INITIALS

                  (i) SUBSECTION 2.01(B) of the Lease (Floor/Suite/Square Feet) is amended by the addition of Expansion No. 1. Therefore, the third line of SUBSECTION 2.01(B) is amended by deleting the Square Feet Area of "4,874" and inserting the Square Feet Area of "6,785" in lieu thereof;

                  (ii) SUBSECTION 2.01(D) of the Lease (Base Rent) is amended to reflect the addition of Expansion No. 1 to the Base Rent. Base Rent for Expansion No. 1 shall be calculated at Eighteen Dollars and Fifty Cents ($18.50) per square foot per annum, with such Base Rent for Expansion No. 1 escalating by Fifty Cents ($.50) per square foot per annum, each Lease Year during the Term ("Lease Year" shall mean that twelve-month period from October 1st through the following September 30th of each year of the Term). Notwithstanding the foregoing, the Base Rent escalation for Expansion No. 1 (and not for the remainder of the Leased Premises) (i) shall not be subject to the provisions of SECTION 4.05 of the Lease, and (ii) shall not commence until October 1, 2001. Therefore, SUBSECTION 2.01(D) of the Lease shall be amended by deleting Base Rent chart currently set forth therein and inserting the following Base Rent chart in lieu thereof:

--------------------------------- ------------ ------------------------ ------------------------- -----------------------
"DATES:                           PRICE PER    SQUARE FEET AREA (FOR    ANNUAL BASE RENT          MONTHLY BASE RENT
                                  SQUARE FOOT  PURPOSES OF BASE RENT
                                  (BLENDED     CALCULATION)
                                  RATE AFTER
                                  6/30/00)
--------------------------------- ------------ ------------------------ ------------------------- -----------------------
10/1/99 through 6/11/00           $16.25       1,911                    $31,053.72                $2,587.81
--------------------------------- ------------ ------------------------ ------------------------- -----------------------
6/12/00 through 6/30/00           $16.63       4,874                    $81,054.60                $6,754.55
                                               (Base Rent waived for    (Base Rent waived for     (Base Rent waived for
                                               Expansion No. 1)         Expansion No. 1)          Expansion No. 1)
--------------------------------- ------------ ------------------------ ------------------------- -----------------------
7/1/00 through 9/30/00            $17.16       6,785 (50% of Base       $100,973.46 (50% of       $8,414.46 (50% of
                                               Rent waived for          Base Rent waived for      Base Rent waived for
                                               Expansion No. 1)         Expansion No. 1)          Expansion No. 1)
--------------------------------- ------------ ------------------------ ------------------------- -----------------------
10/01/00 through 9/30/01          $17.49       6,785                    $118,650.24               $9,887.52
--------------------------------- ------------ ------------------------ ------------------------- -----------------------
10/01/01 through 9/30/02          $17.98       6,785                    $121,993.92               $10,166.16
--------------------------------- ------------ ------------------------ ------------------------- -----------------------
10/01/02 through 9/30/03          $18.47       6,785                    $125,337.72               $10,444.81
--------------------------------- ------------ ------------------------ ------------------------- -----------------------
10/01/03 through 9/30/04          $18.97       6,785                    $128,681.40               $10,723.45
--------------------------------- ------------ ------------------------ ------------------------- -----------------------
10/01/04 through 9/30/05          $19.47       6,785                    $132,074.04               $11,006.17"
--------------------------------- ------------ ------------------------ ------------------------- -----------------------

                  Notwithstanding the foregoing, Tenant shall also continue to be responsible for Additional Rent payments under the Lease.

         2. TENANT IMPROVEMENTS FOR EXPANSION NO. 1. Effective as of the Execution Date, SECTION 7.01 of the Lease shall be amended by the addition of the following paragraph:

         "Landlord and Tenant acknowledge and agree that Tenant has been in occupancy of Expansion No. 1 as the Original Premises and shall remain in occupancy thereof (as Expansion No. 1). Tenant has had an opportunity to inspect and satisfy itself as to the condition of Expansion No. 1 and agrees to accept the Expansion No. 1 "AS IS," "WHERE IS" and "WITH ALL FAULTS"."

                                                          /s/ ARK
                                                          -----------------
                                                          INITIALS

         3. AFFIRMATION OF LEASE TERMS. Except as expressly modified herein, the original terms and conditions of the Lease shall remain in full force and effect.

         4. BINDING AGREEMENT. This Agreement shall be binding upon the parties, their representatives, heirs, successors and assigns.

         5. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized representatives, this the day and year first above written.

                            LANDLORD:

                            Phoenix Limited Partnership of Raleigh, a Delaware limited partnership (SEAL)

                            By: Acquisition Group Inc., Its Managing General Partner (SEAL)

                            By:  /s/ CRAIG SHIMOMURA               (SEAL)
                                 ---------------------------------
                                 Craig Shimomura, Vice President

                            TENANT:

                            High Speed Net Solutions, a Florida corporation

                            By:  /s/ ALAN R. KLEINMAIER
                                 ---------------------------------
                            Name:  Alan R. Kleinmaier
                            Title:  Executive Vice President


(Corporate Seal)

ATTEST:

By:  ILLEGIBLE
   -------------------------------------
       Asst. Secretary

                                                          /s/ ARK
                                                          -----------------
                                                          INITIALS

                                  EXHIBIT A-1-B
                                  (page 1 of 2)

                                 EXPANSION NO. 1

Two Hannover Square
434 Fayetteville Street Mall, 21ST floor
Raleigh, North Carolina  27601


                                  [FLOORPLAN]

         1,662        Occupied Square Feet
         X 1.15       Common Area Percentage Factor
         1,911        Square Feet

                 =    Expansion No. 1

                                                          /s/ ARK
                                                          -----------------
                                                          INITIALS

                                  EXHIBIT A-1-B
                                  (page 2 of 2)

               ENTIRE LEASED PREMISES (INCLUDING EXPANSION NO. 1)

Two Hannover Square
434 Fayetteville Street Mall, Suite 2120
Raleigh, North Carolina  27601


                                  [FLOORPLAN]


4,874 square feet of Leased Premises prior to Expansion No. 1 plus 1,911 square feet contained in Expansion No. 1 = 6,785 square feet entire Leased Premises

 5,900             Occupied Square Feet
X 1.15             Common Area Percentage Factor
 6,785             Square Feet

            = Leased Premises (prior to Expansion No. 1) plus Expansion No. 1 = entire Leased Premises

                                                          /s/ ARK
                                                          -----------------
                                                          INITIALS